                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   _________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: July 13, 1995

                 Date of earliest event reported: July 6, 1995


                             CPC International Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                        1-4199                         36-2385545
    (State or other            (Commission File              (I.R.S. Employer
    jurisdiction of                Number)                   identification
    incorporation)                                               Number)



    International Plaza, P.O. Box 8000,
    Englewood Cliffs, New Jersey                                         07632
    (Address of principal executive offices)                        (Zip Code)



                                 (201) 894-4000
              (Registrant's telephone number, including area code)





                               Page 1 of 5 Pages
                             Exhibit Index on Page

Item 5.   Other Events

     On July 6, 1995, the registrant announced that the company received a subpoena relating to high fructose corn syrup. A true copy of the press release dated July 6, 1995 is attached as Exhibit 99 hereto.


Item 7.   Financial Statements and Exhibits

(c)      Exhibits.
         Exhibit 99 Reference is made to Item 5 regarding the exhibit annexed hereto and made a part hereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CPC International Inc.


                                             By    /S/Clifford B. Storms
                                                -------------------------------
                                                Name:  Clifford B. Storms
                                                Title: Senior Vice President
                                                       and General Counsel




Date:  July 13, 1995

                                 Exhibit Index




   Exhibit No.                                                       Page Number
   -----------                                                       -----------
   99            Press release dated July 6, 1995                    5